Q3 2020 Earnings Call Presentation November 11, 2020

Forward-Looking Statements Forward-Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 27, 2020 with the Securities and Exchange Commission (“SEC”) and in our other reports filed from time to time with the SEC including our Quarterly Report on Form 10-Q filed on November 10, 2020. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. 2

Agenda . Business Highlights (Scott Sewell, President and CEO) – Business update – Our significant accomplishments – Third quarter 2020 financial highlights – Regulatory and legislative update . Financial Overview (Roger Shannon, CFO and Treasurer) – Third quarter 2020 financial review o Revenue, gross profit, and Adjusted EBITDA comparison o Business segment performance o Cash flow update – Debt and leverage – 2020 guidance . Conclusion (Scott Sewell) . Appendix – Non-GAAP Reconciliations 3

Business Highlights 4

Significant Accomplishments Third Quarter 2020  $1.2 billion in new awards through Q3, exceeding last year’s record of $583 million – ~$950 million of new awards within our nuclear services component primarily driven by the Exelon contract extension from July 2022 to August 2025 – ~$280 million in new awards primarily within the Environmental Solutions segment  +$4.5 billion in pending bids with awards expected in the near-term  Continued reduction of Net Leverage multiple  Effective cash management as fall nuclear outage season ramps up  Increased diversification of customer base and broadened geographic reach Significant near-term pipeline conversion opportunities 5

Q3 2020 Financial Highlights . Revenues decreased $2.4 million as compared to Q3 2019 – Driven by: . (i) lower byproduct sales stemming from reduced supply availability; and, . (ii) lower nuclear services revenue – Partially offset by new remediation and fossil services projects . Gross profit decreased by $1.8 million as compared to Q3 2019 – Primarily due to: . (i) lower byproduct sales revenues . Adjusted EBITDA1 increased by $2.5 million as compared to Q3 2019 – Primarily due to: . (i) lower SG&A expenses resulting from cost savings initiatives 6 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

Third Quarter Financial Overview 7

Q3 2020 Financial Review ($ in millions) . Revenue decreased by 2.0% primarily Q3 2019 vs. Q3 2020 due to lower byproduct sales and nuclear services revenue Net Loss Attributable to Revenue Gross Profit Adjusted EBITDA1 . Gross profit decreased by 13.1%, Charah Solutions, Inc. primarily driven by lower byproduct sales and fossil services offerings . Net loss attributable to Charah Solutions, Inc. increased 27.3% due to $121 $119 lower gross profit, higher impairment expense, and higher income tax $14 $12 expense, partially offset by lower $6 $8 general and administrative expenses . Adjusted EBITDA1 and Adjusted 1 EBITDA margin increased primarily Q3 2019 Q3 2020 Q3 2019 Q3 2020 Q3 2019 Q3 2020 driven by improvements in recurring Q3 2019 Q3 2020 general and administrative expenses -$3 -$4 11.4% 10.1% 4.6% 6.9% Margin Comparison Margin Comparison 8 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP financial measure

Q3 2020 Financial Review Business Segment Performance (GAAP as reported: $ in millions) Environmental Solutions Maintenance & Technical Services Revenue Gross Profit Revenue Gross Profit $75 $46 $46 $73 $7 $7 $6 $6 Q3 2019 Q3 2020 Q3 2019 Q3 2020 Q3 2019 Q3 2020 Q3 2019 Q3 2020 14.8% 14.2% 9.4% 7.6% 0.5% Revenue Decrease 3% Revenue Decrease . Revenue decrease driven by the lower byproduct sales offerings . partially offset by new project work within our remediation and Revenue decrease driven by lower nuclear services outage work compliance component . Gross profit decrease primarily driven the lower byproduct sales 9 revenue

Q3 2020 Financial Review Cash Flow Update ($ in millions) Cash flow from operations (pre-changes in $5.7 W/C) Disciplined cash management while ramping up for the fall nuclear Change in W/C (4.0) outage season Operating cash flow $1.7 Capex Maintenance and growth $(1.4) Positive free cash flow despite ramping up for the fall nuclear outage Free cash flow1 $0.3 season Expect to be free cash flow positive for the year 10 1. Free cash flow is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of free cash flow to the most directly comparable GAAP measure

Debt & Leverage As of As of $ Millions 9/30/2020 12/31/2019 . Liquidity of $39M as of Cash and Restricted Cash $39 $5 9/30/2020: Less: Restricted Cash ($9) ($1) – Unrestricted Cash: $30M Unrestricted Cash and Equivalents $30 $4 – Revolver1: $9M Revolving Credit Facility $26 $19 . Expect leverage ratio to decline Equipment Financing and Other $29 $37 at year-end as performance continues to improve Term Loan $158 $149 Total Debt $213 $205 Net Debt3 $183 $200 LTM Adj. EBITDA2 $27 $18 Gross Leverage3 7.9x 11.4x Net Leverage3 6.8x 11.1x 1. $50M capacity less $26M drawn less $15M used for letters of credit 2. Adjusted EBITDA is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure 11 3. Net Debt, Gross Leverage and Net Leverage are non-GAAP measures. Net Debt is calculated as Total Debt less cash and cash equivalents. Gross leverage and net leverage are calculated as total debt to Adjusted EBITDA and net debt to Adjusted EBITDA, respectively. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure

2020 Updated Guidance ($ in millions) Guidance Revenue $545 Adjusted EBITDA1 $33 Net loss attributable to Charah Solutions, Inc. $21 . Guidance has been lowered as a result of (i) decreased ash production driven by the COVID-19 pandemic affecting both our byproduct sales and daily ash operations volumes and (ii) the unprecedented hurricane activity in the Southeast U.S. affecting work activities at a major ash pond closure project as well as ash production at several of our customer utility locations . Included in our revised 2020 guidance is approximately $6 million of Adjusted EBITDA resulting from a gain associated with an environmental risk transfer project. We continue to believe this gain will occur in the fourth quarter, but there is risk that this transaction could slip into 2021 . Guidance is based on our expectations of no material worsening of the COVID-19 pandemic, and specifically including, but not limited to, no material customer work stoppages, no significant employee absences, and no government-mandated quarantines. Any worsening of the COVID-19 pandemic could materially affect our 2020 outlook 12 1. The forward-looking measure of 2020 Adjusted EBITDA is a non-GAAP financial measure that cannot be reconciled to net income as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures.

APPENDIX 13

Non-GAAP Reconciliation Adjusted EBITDA and Adjusted EBITDA Margin We define Adjusted EBITDA as net loss attributable to Charah Solutions, Inc. before loss on extinguishment of debt, impairment expense, interest expense, income taxes, depreciation and amortization, equity-based compensation, non-recurring legal costs and expenses, the Brickhaven contract deemed termination revenue reversal and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. The following table presents a reconciliation of Adjusted EBITDA to net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, along with our Adjusted EBITDA margin. 1. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Negative amounts represent insurance recoveries related to these matters. 2. Represents expenses associated with the Amendment to the Credit Facility, SCB transaction expenses, executive severance costs, IPO-related costs, and other miscellaneous items. 14 3. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability.

Non-GAAP Reconciliation Adjusted EBITDA for the Twelve Months Ended September 30, 2020 1. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Negative amounts represent insurance recoveries related to these matters. 2. Represents expenses associated with the Amendment to the Credit Facility, SCB transaction expenses, executive severance costs, IPO-related costs, and other miscellaneous items. 15

Non-GAAP Reconciliation Adjusted Net Loss and Adjusted Loss Per Basic/Diluted Share Adjusted net loss attributable to Charah Solutions, Inc. and Adjusted loss per basic/diluted share are non-GAAP financial measures. We define Adjusted net loss attributable to Charah Solutions, Inc. as net loss attributable to Charah Solutions, Inc. plus, on a post-tax basis, loss on extinguishment of debt, impairment expense, non-recurring legal costs and expenses, the Brickhaven contract deemed termination revenue reversal and transaction-related expenses and other items. Adjusted loss per basic/diluted share is based on Adjusted net loss attributable to Charah Solutions, Inc. The following represents a reconciliation of net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted net loss attributable to Charah Solutions, Inc. and Adjusted loss per basic/diluted share. 1. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Negative amounts represent insurance recoveries related to these matters. 2. Represents SCB transaction expenses, executive severance costs, IPO-related costs, expenses associated with the amendments to the Credit Facility and other miscellaneous items. 3. Represents the statutory tax rate of 27.3% for the three months ended September 30, 2020 and the effective tax rate of 3.0% for the nine months ended September 30, 2020 and the effective tax rate of 32.3% for the three months ended September 30, 2019 and the effective tax rate of 25.5% for the nine months ended September 30, 2019 respectively, multiplied by adjusted income (loss) before income taxes attributable to Charah Solutions, Inc. 4. As a result of the adjusted net loss per share for the three months September 30, 2019, and the nine months ended September 30, 2020 and 2019, the inclusion of all potentially dilutive shares would be anti- 16 dilutive. Therefore, dilutive shares of 1,510 were excluded from the computation of the weighted-average shares for diluted net loss per share for the three months ended September 30, 2019, and dilutive shares of 1,494 and 1,299 were excluded from the computation of the weighted-average shares for diluted net loss per share for the nine months ended September 30, 2020 and 2019, respectively.

Non-GAAP Reconciliation Free Cash Flow We define free cash flow as cash flows from operating activities, less cash used for capital expenditures, net of proceeds. W e exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure. The following represents a reconciliation of net cash (used in) provided by operating activities, our most directly comparable financial measure calculated and presented in accordance with GAAP, to free cash flow. The presentation of free cash flow is not meant to be considered in isolation or as an alternative to net cash provided by (used in) operating activities as a measure of liquidity. 1. Proceeds of $698, $155 and $543 were included in maintenance and growth capital expenditures for the nine months ended September 30, 2020, six months ended June 30, 2020, and the three months ended September 30, 2020, respectively. 17 2. Proceeds of $1,672, $ 1,507 and $165 were included in maintenance and growth capital expenditures for the nine months ended September 30, 2019, the six months ended June 30, 2019, and the three months ended September 30, 2019, respectively.